PROSPECTUS


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                           SEGALL BRYANT & HAMILL


                           GROWTH AND INCOME FUND









         Prospectus dated April 30, 1997, as Supplemented July 25, 1997

TABLE OF CONTENTS

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PAGE


2        Fund Expenses

3        Financial Highlights

4        Investment Objectives and Policies

10       Risk Factors and Special Considerations

12       How to Purchase Shares

14       How to Sell Shares

17       Management

19       Determination of Net Asset Value

20       Distributions to Shareholders and Taxes

21       Investment Performance

22       General Information


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PROSPECTUS

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         Segall Bryant & Hamill Growth and Income Fund ("Growth and Income Fund" or the "Fund") is a series of VAM Institutional Funds, Inc. (the "Company"), an open-end diversified management investment company commonly referred to as a mutual fund. The Fund currently offers Class A shares and previously offered Class B and Class C shares.

         The Fund's investment objective is growth of capital with income as a secondary objective. It invests primarily in a broadly diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks). There is no assurance that the Fund's investment objective will be achieved. Voyageur Asset Management LLC ("VAM LLC" or the "Adviser") serves as investment adviser for the Fund. VAM LLC employs Segall Bryant & Hamill (the "Sub-Adviser"), a Chicago-based investment manager and an affiliate of VAM LLC, as the Fund's Sub-Adviser.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."


         This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. The Fund has filed a Supplement dated July 25, 1997 to the Statement of Additional Information dated April 30, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.


                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                          612.376.7030 OR 800.277.3862

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         Prospectus dated April 30, 1997, as Supplemented July 25, 1997

                                  FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge imposed on purchases (as a percentage of
         offering price)....................................................................       None
     Maximum Contingent Deferred Sales Charge (as a percentage of
         original purchase price or redemption proceeds, as applicable)                            None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees........................................................................       .75%
     Rule 12b-1 Fees........................................................................       .25%
     Other Expenses (after voluntary expense reimbursements)                                       .75%
                                                                                                  -----
Total Fund Operating Expenses (after voluntary expense reimbursements) 1                          1.75%

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1    Without voluntary expense reimbursements, Other Expenses would have been
     1.97% and Total Fund Operating Expenses would be 2.97%. Such amounts are based on actual expenses incurred during the fiscal period ended April 30,
     1996.



EXAMPLE

         At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return:


         One year.....................  $     18
         Three years..................        55
         Five years...................        95
         Ten years....................       206
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         The purpose of the above Fund Expenses table is to assist an investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The information set forth in the table is based on expense limitations in place for the fiscal year ending April 30, 1998. For such fiscal year, the Adviser intends to reimburse Fund expenses to the extent that they exceed 1.75% of average daily net assets (net of any Fund expenses paid by unaffiliated third parties). After April 30, 1998, such expense reimbursements may be discontinued or modified by the Adviser in its sole discretion.

                              FINANCIAL HIGHLIGHTS

         The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This information, except for the six-month period ended October 31, 1996, has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report is available without charge by contacting the Fund at 800-227-3862. In addition to financial statements, the annual report contains further information about performance of the Fund. Per share data is presented only for Class A shares, the only class of shares currently offered by the Fund. Effective with the close of business on April 30, 1997, the Fund acquired the assets and assumed all liabilities of Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds, Inc., in a tax-free reorganization by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund prior to May 1, 1997, represents the history of Voyageur Growth and Income Fund.


                                                                 Six months ended    Period from
                                                                 October 31, 1996  September 7, 1995*
                                                                    (Unaudited)    to April 30, 1996
                                                                    -----------      ----------
Net asset value:
   Beginning of period                                                $   11.24       $   10.00
Operations:
   Net investment income (loss)                                             .02             .02
   Net realized and unrealized gain on investments                          .13            1.24
                                                                      ---------       ---------
       Total from operations                                                .15            1.26
                                                                      ---------       ---------
Distributions to shareholders:
   From net investment income                                               .00            (.02)
Net asset value:
   End of period                                                      $   11.39       $   11.24
                                                                      =========       =========
Total investment return (b)                                                1.33%          12.64%
Net assets at end of period (000's omitted)                           $   4,608       $   3,962
Ratios:
   Expenses to average net assets (c)                                      2.14%(a)        1.98%(a)
   Expenses to average net assets (net of expenses paid indirectly)        1.75%(a)        1.75%(a)
   Net investment income (loss) to average net assets                       .50%(a)         .36%(a)
       Assuming no voluntary waivers andreimbursements:
         Expenses:                                                         2.97%(a)        2.97%(a)
         Net investment income (loss)                                      (.33)%(a)       (.63)%(a)
Portfolio turnover rate (excluding short-term securities)                  60.9%           56.1%
Average commission rate (d)                                           $    0.05             N/A


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Per share amounts are presented based upon average fund shares outstanding.
*Commencement of operations


NOTES TO FINANCIAL HIGHLIGHTS

(a)      Adjusted to an annual basis.

(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(c) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.

(d) Beginning in the period ended October 31, 1996, the average commission rate paid per share for security transactions is a required disclosure. Prior period average commission rates have not been disclosed.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE

         The Fund's investment objective is growth of capital with income as a secondary objective. The Fund attempts to achieve its objectives by investing primarily in common stocks, convertible securities and other equity type investments. No assurance can be given that the Fund will be able to achieve its investment objectives.

INVESTMENT POLICIES

         Segall Bryant & Hamill, the Fund's Sub-Adviser, will attempt to achieve the Fund's investment objectives by investing primarily (at least 65% of its total assets) in common stocks and other securities convertible into common stocks (including preferred stocks and debentures). The Fund may also invest up to 35% of its total assets in debt securities. The Fund's portfolio includes securities that offer income potential in addition to growth of capital and it is designed to provide more dividend income than a portfolio focused exclusively on growth.

         Growth and Income Fund invests primarily in well-established companies. Although the Fund may invest in a broad range of securities, normally it seeks to limit volatility by investing at least 65% of its total assets in the equity securities of companies having market capitalizations in excess of $1 billion. The securities of such companies are believed by the Sub-Adviser to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to be more established, with a reputation for quality management, and tend to have broader, more highly diversified product lines, broader and deeper resources and easier access to credit.

         The Fund may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts, typically issued by domestic banks or trust companies, that represent the deposit with those entities of securities of a foreign issuer, and Global Depositary Receipts ("GDRs"), which generally are issued by foreign banks and evidence ownership of either foreign or domestic securities. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

INVESTMENT TECHNIQUES AND STRATEGIES

         Except as provided below and in the Statement of Additional Information, the Fund may engage in a number of investment techniques and strategies. The Fund is under no obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to the Fund.

         DEBT SECURITIES. In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities are limited to those that are at the time of investment within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, are deemed to be of comparable quality by the Adviser. If a change in credit quality after acquisition causes a security to no longer be investment grade, the Fund will dispose of the security, if necessary, to keep its holdings of below investment grade securities to 5% or less of the Fund's net assets. See "Investment Policies and Restrictions--Credit Quality" in the Statement of Additional Information. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), although considered investment grade, have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

         When the Adviser or Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

         ILLIQUID SECURITIES. The Fund is authorized to invest up to 15% of its net assets in illiquid securities, which are securities that cannot be disposed within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may invest in non-publicly traded securities (commonly referred to as "restricted securities"), which are securities that are subject to contractual or legal restrictions on transfer. Restricted securities include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Thus, restricted securities are not necessarily illiquid. Investments in restricted securities will be considered liquid only if the Adviser or Sub-Adviser determines that they are liquid under guidelines established by the Company's Board of Directors.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. As a means of regulating exposure to the equity markets, the Fund may invest to the extent permitted by law in securities issued by other registered investment companies, including those traded on securities exchanges, that invest principally in securities in which the Fund is authorized to invest. Currently under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company.

         REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. Although the amount of assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, will not exceed 15% of the Fund's net assets. The Fund will engage in repurchase agreement transactions, which are in the nature of secured loans by the Fund, with certain member banks of the Federal Reserve System and with certain recognized securities dealers. The Fund will only engage in repurchase agreements with banks and dealers determined to present minimal credit risk by the Adviser or the Sub-Adviser under the direction and supervision of the Board of Directors. In addition, the Adviser or the Sub-Adviser will monitor such creditworthiness on an ongoing basis. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement is monitored on an ongoing basis by the Adviser or the Sub-Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, government securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

         TEMPORARY INVESTMENTS. The Fund's reserves may be invested in domestic short-term money market instruments including, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Adviser or the Sub-Adviser, the Fund may hold up to 100% of its total assets in short-term obligations of the types described above.

         HEDGING TRANSACTIONS. The Fund may write covered call options and secured put options and purchase call and put options on securities and security indices. The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

         Writing (Selling) Call and Put Options. A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer

(seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

         Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         Call options may be written on portfolio securities, securities indices, or foreign currencies. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge, in an economically appropriate way, portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write put options on more than 50% of its total assets. The Fund presently intends to cease writing options if and as long as 25% of its total assets are subject to outstanding options contracts.

         The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write over-the-counter ("OTC") options. OTC options are purchased or written by the Fund in privately negotiated transactions. Such OTC options may include options on indices of securities representing various market segments. Such options are generally considered illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser or the Sub-Adviser believes it would be advantageous to do so.

         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (i) dependence on the ability of the Adviser or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Investment Techniques and Strategies" and "Distributions to Shareholders and Taxes" in the Statement of Additional Information for further discussion. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Purchasing Call and Put Options, Warrants and Stock Rights. In normal market conditions, the Fund may invest up to an aggregate of 5% of its total assets in call and put options on securities and securities indices. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of the Adviser or the Sub-Adviser, as the case may be, a hedging transaction is consistent with its investment objective. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on a recognized foreign or domestic stock exchange.

         Financial Futures and Related Options. The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an off-setting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation, and will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Distributions to Shareholders and Taxes" in the Statement of Additional Information.

         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or the Sub-Adviser, as the case may be, could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.

INVESTMENT RESTRICTIONS

         Unless otherwise stated, the investment policies, techniques and strategies discussed above represent "non-fundamental" policies of the Fund and may be changed by action of the Board of Directors. The Fund has also adopted certain fundamental investment restrictions. These fundamental restrictions and the Fund's investment objectives may be changed only with the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Included among the Fund's fundamental restrictions are the following:

         1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

         2. The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S.
Government.

         Certain other fundamental and non-fundamental investment restrictions adopted by the Fund are described in the Statement of Additional Information.

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Except for the Fund's policies regarding borrowing and illiquid securities, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investing in the Fund involves risks and special considerations, such as described below:

GENERAL

         An investment in shares of the Fund should not be considered to be a complete investment program. The value of the Fund's investments, and as a result the net asset value of the Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Because of the risks associated with the Fund's investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

WARRANTS

         Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price representative of their value, the value of the Fund's net assets could be adversely affected.

RULE 144A SECURITIES

         Certain Rule 144A Securities may be considered illiquid and, therefore, subject to the Fund's limitation on the purchase of illiquid securities, unless the Adviser or a Sub-Adviser, as the case may be, subject to the supervision of the Board of Directors, determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. The Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Directors will establish standards and procedures for determining the liquidity of a Rule 144A Security and will monitor implementation of the standards and procedures.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         To the extent the Fund invests in other investment companies, shareholders will incur certain duplicate fees and expenses, including investment adviser fees. Exchange traded investment company securities typically trade at prices that differ from the company's net asset value per share and often trade at a discount to net asset value. The Fund will purchase exchange traded investment company securities only in the secondary market and not in an initial offering.

REPURCHASE AGREEMENTS

         In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in the Fund's net asset value.

FOREIGN SECURITIES RISKS

         The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may include ADRs and GDRs as described above under "Investment Objectives and Policies-- Investment Policies." There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

         Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

         There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair its operations as described, although this could change at any time.

         The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

         The Fund currently offers investors only Class A shares. The Fund previously offered Class B and Class C shares; however, the issuance of such shares has been discontinued.

         Dougherty Dawkins LLC, the Fund's principal underwriter (the "Distributor"), from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Distributor pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Distributor.

         The minimum initial investment is $1,000 and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Distributor, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Distributor, and from certain financial institutions that have selling agreements with the Distributor.


         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. If an order is placed with the Distributor or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.


         Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt. Payments made by wire transfer of Federal Funds are considered received when the Federal Funds are received.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

         PURCHASES BY MAIL. To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it along with a check payable to the Fund to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

         PURCHASES BY TELEPHONE. To open an account by telephone, call 612-376-7000 or 800-553-2143 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
                      FOR CREDIT OF: GROWTH AND INCOME FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange (4:00 p.m. Eastern time), the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.



         RULE 12B-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fee is paid to financial institutions and service providers with respect to average daily net assets of the Fund attributable to shares sold or serviced by such institutions and service providers beginning the 13th month after the date of purchase. For additional information about this fee, see "Management--Plan of Distribution" below.



RETIREMENT PLANS

         Shares of the Fund may be an appropriate investment medium for retirement plans, including: (a) Keogh (HR-10) plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) Individual Retirement Accounts (IRAs) (for employees and their spouses); and (d) tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations).

         Persons desiring information about such plans, including their availability, should contact the Fund. All retirement plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

                               HOW TO SELL SHARES

         The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the

Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         The Fund reserves the right and currently plans to redeem shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.



EXPEDITED REDEMPTIONS

         The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

         EXPEDITED TELEPHONE REDEMPTION. Shareholders redeeming at least $1,000 and no more than $50,000 of shares (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7030 or 800-277-3862. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

         EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS. Certain broker-dealers who have sales agreements with the Distributor may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER

         "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain othercircumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Adviser may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Adviser to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN

         An investor who owns or buys shares valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information and the general authorization form.

REINSTATEMENT PRIVILEGE

         An investor whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege may reinvest the proceeds of such redemption in Fund shares of the same class by exercise of the Reinstatement Privilege. Reinvestment will be at the net asset value of Fund shares next determined after the Distributor receives a check along with a letter requesting reinstatement. The Distributor must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the same Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

EXCHANGE PRIVILEGE

         Shares may be exchanged for shares of any money market fund available through the Adviser that is eligible for sale in the shareholder's state of residence. The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Adviser also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Distributor or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the acquired Fund and should read such prospectus carefully. Contact the Fund, the Distributor or any of such other broker-dealers for further information about the exchange privilege.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

         Under the laws of the State of Minnesota, the Board of Directors is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of the Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER

         Voyageur Asset Management LLC ("VAM LLC") has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Adviser and the Distributor are each indirect wholly-owned subsidiaries of Dougherty Financial Group LLC ("DFG"), which is owned 50% by Michael E. Dougherty and 50% equally by James A. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads"). Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. As of April 30, 1997, the Adviser served as the adviser or sub-adviser to three series of the Company, administered numerous private accounts and together with its affiliates managed approximately $8 billion in assets. The Adviser's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         The Fund pays VAM LLC a monthly investment advisory fee equivalent on an annual basis to 0.75% of its average daily net assets.

SUB-ADVISER--PORTFOLIO MANAGEMENT

         Segall Bryant & Hamill ("Segall Bryant") is the Sub-Adviser to Growth and Income Fund. Its business office is located at 10 South Wacker Drive, Suite 2150, Chicago, IL 60606. Segall Bryant is a Minnesota partnership which is 50% owned by Voyageur Advisory Services LLC, an affiliate of the Adviser, and 50% owned by SBGP Holdings, Inc., an Illinois corporation. The Sub-Adviser manages the investment and reinvestment of the assets of the Fund, although the Adviser monitors and evaluates the performance and investment style of the Sub-Adviser.

         The Sub-Advisory Agreement between VAM LLC and Segall Bryant provides that Segall Bryant is entitled to a sub-advisory fee of .75% of Growth and Income Fund's average daily net assets. The Sub-Adviser's fee is paid by the Adviser, not the Fund.

         Investment selections for the Fund are made by the Sub-Adviser. Ralph
M. Segall, Managing Director of Segall Bryant & Hamill, is primarily responsible for the day-to-day management of Growth and Income Fund's portfolio and was primarily responsible for the management of the predecessor Fund, Voyageur Growth and Income Fund, from its inception in

1995. Mr. Segall became a founding member of Segall Bryant in October 1994. Prior to October 1994, Mr. Segall had been a senior portfolio manager with Stein Roe & Farnham Incorporated where he had over 18 years experience.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and each Sub-Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser or a Sub-Adviser, as the case may be, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Adviser or a Sub-Adviser, as the case may be, to be equitable to the Fund. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

PLAN OF DISTRIBUTION


         The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with the Distributor. Pursuant to the Plan, the Fund pays the Distributor a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares for servicing of shareholder accounts. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed or be less than expenses actually incurred by the Distributor.

         All of the Rule 12b-1 fee attributable to Class A shares constitutes a shareholder servicing fee designed to compensate the Distributor for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.


CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

         Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian of the Fund's portfolio securities and cash.

         Norwest has entered into a Sub-Custodian Agreement with Morgan Stanley Trust Company with respect to the Company's foreign portfolio securities and related cash. Rule 17f-5 adopted under the 1940 Act permits the Company to maintain such securities and cash in the custody of certain eligible foreign banks and foreign securities depositories. The Fund's foreign securities are held by such entities who are approved by the Board of Directors in accordance with such rules. Determinations are made pursuant to such rules following consideration of a number of factors including, but not limited to, the reliability and financial stability of the institutions; the ability of the institutions to perform custodial services for the Fund; the reputation of the institutions in national markets; the countries in which the institutions are located and the risks of potential nationalization or expropriation of assets of the Fund.

         VAM LLC acts as the Fund's dividend disbursing, transfer, administrative and account services agent to perform dividend-paying functions, to calculate the Fund's daily share price and to maintain shareholder records. The fees paid for these services are based on each Fund's assets and include reimbursement of out-of-pocket expenses. VAM LLC receives a monthly fee from the Fund equal to the sum of (1) $1.25 per shareholder account per month, (2) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (3) a percentage of average daily net assets which ranges from 0.11% to 0.035% based on the average daily net assets of the Fund. See "The Distributor; Advisory, Sub-Advisory and Administrative Services Agreements; Expenses; Distribution Expenses; and Brokerage" in the Statement of Additional Information.

         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with VAM LLC, whereby the institutions will provide shareholder services to their customers. VAM LLC will pay the sub-administrators' fees out of its own assets. The fee paid by VAM LLC to any sub-administrator will be a matter of negotiation between the institution and VAM LLC based on the extent and quality of the services provided.

EXPENSES OF THE FUNDS

         The Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Distributor), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

         The Adviser and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. The Adviser and the Distributor have agreed to reimburse certain expenses with respect to the Fund for the fiscal year ending April 30, 1998, in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Fund Expenses." After April 30, 1998, such voluntary expense reimbursements may be discontinued or modified by the Adviser and the Distributor in their sole discretion.

PORTFOLIO TRANSACTIONS

         The Fund will not effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Distributor, unless it would be to the Fund's advantage. The Adviser may consider sales of shares of the Fund or other VAM Institutional Funds as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares,
(ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other securities and assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations without regard to sale or bid prices, when such valuations are believed by the Fund's officers, under the supervision of the Board of Directors, to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value, due to changes in interest rates or other factors, of such short term investments is higher or lower than the value the Fund would receive if it sold the security.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS


         The Fund's present policy is to make annual dividend distributions from net investment income, if and when available, and annual distributions of any net realized capital gains. However, provisions of the Internal Revenue Code of 1986, as amended (the "Code") may result in additional capital gains distributions. Net investment income includes dividends and interest accrued less accrued expenses.


         Shareholders receive distributions from investment income and capital gains distributions in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date.

TAXES

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Code in order to be relieved of payment of federal income taxes to the extent it distributes its taxable income to shareholders.

         Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares. Dividends paid from the net investment income will be taxable to shareholders as ordinary income. Individual shareholders may not exclude from gross income any distributions by the Fund which are attributable to dividends. Such dividend distributions generally are eligible for the 70% dividends-received deduction for corporations to the extent they are paid from dividends paid to the Fund by domestic corporations.

         Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund.

         Generally, gain or loss on the sale or exchange Fund shares will be capital gain or loss, which will be long-term if the share is held for more than one year. A loss realized on a sale or exchange will be disallowed if the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposal of the shares. If a shareholder realizes a loss on the sale or exchange of a share held for six months or less and such shareholder has previously received a capital gain distribution with respect to the share, the loss must be treated as a long-term capital loss to the extent of the amount of such prior capital gain distribution.

         The Fund sends its shareholders an annual statement detailing federal tax information, including information about distributions paid during the preceding year. Distributions by the Fund, including the amount of any redemptions, are reported to Fund shareholders and to the Internal Revenue Service to the extent required by the Code.

         This is a general summary of the federal tax law in effect as of the date of this Prospectus. See the Statement of Additional Information for further details. Before investing in the Fund, you should check the consequences of your local and state tax laws.

                             INVESTMENT PERFORMANCE


         Advertisements and other sales literature for the Fund may refer to average annual total return and cumulative total return and may compare such performance quotations with published indices and comparable quotations of other funds. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculatingending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

         In reports or other communications to shareholders and in advertising material, the Fund may compare its performance with (1) the performance of other mutual funds (or classes thereof) as listed in rankings prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or similar investment services that monitor the performance of mutual funds or as set out in the nationally recognized publications listed below, (2) the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 and the Russell 5000, each of which is an unmanaged index of common stocks or (3) other appropriate indexes of investment securities or with data derived from those indexes. The Fund may also include in communications to shareholders evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL. Performance comparisons should not be considered as representative of the Fund's performance for any future period.

         For Fund performance information and daily net asset value quotations, investors may call (612) 376-7030 or (800) 277-3862. For additional information regarding the calculation of average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                               GENERAL INFORMATION

         The Fund sends its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.

         Growth and Income Fund was organized as Series H of VAM Institutional Funds, Inc. (the "Company") in March 1997. Effective with the close of business on April 30, 1997, Growth and Income Fund acquired the assets and assumed all liabilities of Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds III, Inc., in a tax-free exchange by issuing new shares. Growth and Income Fund had no assets or liabilities prior to the acquisition.

         The Company's Amended and Restated Articles of Incorporation limit liability of the Company's Directors to the fullest extent permitted by law. The Articles also permit the Directors, without shareholder approval, to create additional series of shares and to subdivide any series into various classes of shares with such dividend preferences and other rights as the Directors may designate.

         The Fund currently offers only Class A shares. The Fund previously offered three classes of shares, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         Fund shares are freely transferable, are entitled to dividends as declared by the Board of Directors, and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                     PART B

                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND



                       STATEMENT OF ADDITIONAL INFORMATION
               DATED APRIL 30, 1997 AS SUPPLEMENTED JULY 25, 1997



         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Fund dated April 30, 1997 as supplemented July 25, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone:
(612) 376-7030 or toll free (800) 277-3862.


                                TABLE OF CONTENTS


                                                                            Page
Investment Policies and Restrictions......................................  B-2
Directors and Executive Officers of the Company...........................  B-12
The Distributor; Advisory, Sub-Advisory and Administrative
  Services Agreement; Expenses; Distribution Expenses and Brokerage.......  B-14
Distributions to Shareholders and Taxes...................................  B-19
Net Asset Value and Public Offering Price.................................  B-21
Calculation of Performance Data...........................................  B-22
Monthly Cash Withdrawal Plan..............................................  B-23
Additional Information....................................................  B-23
Appendix A - - Common Stock, Corporate Bond, Preferred Stock and
  Commercial Paper Ratings................................................  B-25
Appendix B - - Stock Index Futures Contracts and Related Options..........  B-30



         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1997 as supplemented July 25, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives and policies of Segall Bryant & Hamill Growth and Income Fund ("Growth and Income Fund" or the "Fund") is set forth in the Prospectus relating to the Fund. The Fund is a series of VAM Institutional Funds, Inc. (the "Company"), an open-end investment company which offers its shares in separate series. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

         On April 11, 1997, shareholders of the Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds III, Inc., approved an Agreement and Plan of Reorganization, pursuant to which all the assets of the Voyageur Growth and Income Fund would be acquired by a new fund, the Segall Bryant & Hamill Growth and Income Fund, a newly formed series of VAM Institutional Funds, Inc. In this Statement of Additional Information, certain performance and financial information is provided for the Fund for periods prior to May 1, 1997. Such information relates to the Voyageur Growth and Income Fund (the "predecessor Fund"), the predecessor of the Fund prior to the reorganization.

GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Securities") in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment sub-adviser, Segall Bryant & Hamill (the Sub-Adviser"), or the Fund's investment adviser, Voyageur Asset Management LLC ("VAM LLC" or the "Adviser"), determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements. When investing in a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Generally, repurchase agreements are of short duration--usually less than a week--but on occasion may be for longer periods. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U. S. Government, the obligation of the seller is not guaranteed by the U. S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan or an executory contract, the Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) expenses involved in the enforcement of the Fund's rights.

         The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         The use of repurchase agreements also involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon their disposition. In addition, if the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy.

         Investments in repurchase agreements by the Fund will be only for defensive or temporary purposes. The Fund will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of the Fund's net assets (subject to the Fund's collective 15% limitation regarding illiquid investments). See "Investment Policies and Limitations--Illiquid Investments."

ILLIQUID INVESTMENTS

         The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgage-backed U.S. Government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser or the Sub-Adviser, as the case may be, to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Adviser or the Sub-Adviser must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

INVESTMENT TECHNIQUES AND STRATEGIES

         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         The Fund will engage in such transactions only to hedge existing positions and not for the purposes of speculation or leverage. The Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions.

         Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund's total assets. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter. As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

         The Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

         In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or the Sub-Adviser, as the case may be, and verified in appropriate cases.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

         The Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

         The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

         Securities Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

         A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

         When the Fund writes an option on a securities index, it will establish a segregated account with its custodian, or a designated sub-custodian, in which the Fund will deposit cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

         Risks Relating to Purchase and Sale of Options on Stock Indexes. Purchase and sale of options on stock indexes by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes will be subject to the ability of the Adviser or the Sub-Adviser, as the case may be, to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Fund's adviser is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be the Fund's policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

         Short Sales Against the Box. The Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

         The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

         The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that the Fund use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation, but will engage in such transactions only for bona fide hedging purposes.

         Risks of Transactions in Futures Contracts and Options on Futures Contracts.

         HOLDING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser and the Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts by the Fund is subject to the ability of the Adviser or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates or the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISKS AND SPECIAL CONSIDERATIONS OF OPTIONS ON FUTURES CONTRACTS. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Adviser or the Sub-Adviser deems it desirable to do so.

Although the Fund will enter into an option position only if the Adviser, or the Sub-Adviser, as the case may be, believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by the Adviser or the Sub-Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser or Sub-Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such investments, therefore, may result in an increase in the Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

         The Internal Revenue Code of 1986, as amended (the "Code"), forbids the Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts and options thereon, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing the Fund does in futures contracts and related options. Additionally, the Code requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts and related options for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts and options held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions to Shareholders and Taxes." For more information on stock index futures contracts and related options, see Appendix B.

FOREIGN SECURITIES

         Additional costs may be incurred which are related to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

         United States Government policies have at times in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest. See "Risk Factors and Special Considerations" in the Prospectus.

CREDIT QUALITY

         Any bond in which the Fund invests will be rated investment grade. As has been the industry practice, this determination of credit quality is made at the time the Fund acquires the bond. However, because it is possible that subsequent downgrades could occur, if a bond held by the Fund is later downgraded, the Adviser or the Sub-Adviser, as the case may be, under the supervision of the Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the bond. Among the criteria that may be considered by the Adviser or the Sub-Adviser, as the case may be, and the Board are the probability that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund's net asset value, and the total percentage, if any, of bonds currently rated below investment grade held by the Fund. In no event, however, will the Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

         Non-investment grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions. Certain of these restrictions are fundamental policies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         The following investment restrictions have been adopted by the Fund as fundamental policies:

         1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

         2. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

         3. The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

         4. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

         5. The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

         6. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         7. The Fund will not issue senior securities, as defined in the 1940 Act, other than as set forth in restriction #1 above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

         The Fund has adopted the following operating (i.e. non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval:

         1. The Fund will not purchase any investment company security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own more than 3% of the total outstanding voting securities of any investment company, (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one investment company or (c) more than 10% or the Fund's total assets would be invested in securities issued by investment companies.

         2. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

         3. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

         4. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         5. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         For purposes of the Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

DIVERSIFICATION

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser or sub-adviser, as the case may be. Frequent portfolio trades may result in higher transaction and other costs for the Fund.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The Directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for at least five years.

                                                            Principal Occupation(s) During
Name, Address, and Age                Position            Past Five Years and Other Affiliations
----------------------                --------            --------------------------------------
Clarence G. Frame, 78                 Director            Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                             currently serves on the board of directors of Tosco
W-875                                                     Corporation (an oil refining and marketing
332 Minnesota Street                                      company), Milwaukee Land Company and
St. Paul, Minnesota  55101                                Independence One Mutual Funds.

Richard F. McNamara, 63               Director            Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                               Minneapolis-based holding company consisting of
Minneapolis, Minnesota                                    seventeen companies in industrial plastics, sheet
55439                                                     metal, automotive aftermarket, construction supply,
                                                          electronics and financial services, since 1966. Mr.
                                                          McNamara currently serves on the board of
                                                          directors of Rimage (electronics manufacturing) and
                                                          Interbank.

Thomas F. Madison, 60                 Director            President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                    January 1993; previously, Vice Chairman-- Office of
Suite 2100                                                the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota                                    Company from February to September 1994;
55402                                                     President of U.S. WEST Communications--Markets
                                                          from 1988 to 1993. Mr. Madison currently serves on
                                                          the board of directors of Valmont Industries, Inc.
                                                          (metal manufacturing), Eltrax Systems, Inc. (data
                                                          communications integration), Minnesgasco, Span
                                                          Link Communications (software), ACI Telecentrics
                                                          (outbound telemarketing and telecommunications)
                                                          and various civic and educational organizations.

James W. Nelson, 55                   Director            Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                     Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota
55440

Robert J. Odegard, 75                 Director            Special Assistant to the President of the University
University of Minnesota                                   of Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota
55454

John G. Taft, 42                      President           President and Director (since 1993) of the Adviser;
90 South Seventh Street                                   Director (since 1993) and Executive Vice President
Suite 4400                                                (since 1995) of the Distributor; President of the
Minneapolis, Minnesota                                    Distributor from 1991 to 1995; Management
55402                                                     committee member of the Adviser from 1991 to
                                                          1993.




Jane M. Wyatt, 42                     Executive           Chief Investment Officer and Director of the Adviser
90 South Seventh Street               Vice                since 1993; Director and Executive Vice President of
Suite 4400                            President           the Distributor since 1993; Executive Vice President
Minneapolis, Minnesota                                    and Portfolio Manager of the Adviser from 1992 to
55402                                                     1993.

James C. King, 56                     Vice                Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street               President           1993; previously, Director of the Adviser and the
Suite 4400                                                Distributor from 1993 to 1995.
Minneapolis, Minnesota
55402

Steven P. Eldredge, 40                Vice                Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street               President           since 1995; previously, portfolio manager for ABT
Suite 4400                                                Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota                                    1995.
55402

Thomas J. Abood, 33                   Secretary           Senior Vice President and General Counsel of
90 South Seventh Street                                   Dougherty Financial Group, Inc. (since 1995); Senior
Suite 4400                                                Vice President (since 1995) of the Adviser, the
Minneapolis, Minnesota                                    Distributor and Voyageur Companies, Inc. (since
55402                                                     1995); previously, Vice President of the Adviser and
                                                          Voyageur Companies, Inc. from 1994 to 1995;
                                                          associated with the law firm of Skadden, Arps, Slate,
                                                          Meagher & Flom, Chicago, Illinois from 1988 to 1994.

-----------------
*        Denotes Directors who are interested persons (as that term is defined by the 1940 Act) of the Adviser and the Fund.


         The Company does not compensate its officers. Each director (who is not an employee of the Adviser or any of its affiliates) receives a total annual fee of $4,000 for serving as a director of the Company, plus a $100 fee for each special in-person meeting attended by such director. These fees are allocated among each series in the Company based on the relative average net asset value of each series. In addition, each director who is not an employee of Adviser or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

         For the fiscal year ended April 30, 1996, the Fund was not in existence, and therefore, did not pay any compensation to directors. Each director received $25,500 in compensation from the Company and from all other registered investment companies for which the Adviser acted as investment advisor or sub-advisor during the calendar year ended December 31, 1996 (the "Fund Complex"). For the year ended December 31, 1996, the Fund Complex consisted of 10 open-end investment companies comprising 33 series or funds and 6 closed-end investment companies.


       THE DISTRIBUTOR; ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES
            AGREEMENT; EXPENSES; DISTRIBUTION EXPENSES AND BROKERAGE

DISTRIBUTOR


         Dougherty Dawkins LLC (the "Distributor") is the principal distributor of the Fund's shares.


INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Advisory Agreement, the Fund has engaged VAM LLC to act as investment adviser. As compensation for the Adviser's services, the Fund is obligated to pay a monthly investment advisory fee equivalent on an annual basis to 0.75% of its average daily net assets. The percentage fee is based on the average daily value of the Fund's net assets at the close of each business day. For purposes of calculating average daily net assets, as such term is used in the Advisory Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Advisory Agreement requires the Adviser to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser has agreed to arrange for officers and employees of the Adviser to serve without compensation from the Fund as Directors, officers or employees of the Fund if duly elected to such positions by the shareholders or Directors of the Fund.

         The Advisory Agreement continues from year to year only if approved annually (a) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of Directors of the Company who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Company called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Directors who are not interested persons of the Adviser or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the Act otherwise requires shareholder approval thereof).

SUB-ADVISORY AGREEMENTS

         Segall Bryant & Hamill ("Segall Bryant") is the Sub-Adviser to the Growth and Income Fund. Its business office is located at 10 South Wacker Drive, Suite 2150, Chicago, IL 60606. Segall Bryant is a Minnesota partnership which is 50% owned by Voyageur Advisory Services LLC, an affiliate of the Adviser, and 50% owned by SBGP Holdings, Inc., an Illinois corporation. The Sub-Adviser manages the investment and reinvestment of the assets of the Fund, although the Adviser monitors and evaluates the performance and investment style of the Sub-Adviser.

         The Sub-Advisory Agreement provides that Segall Bryant is entitled to a sub-advisory fee of .75% of Growth and Income Fund's average daily net assets. The Sub-Adviser's fee is paid by the Adviser, not the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser determines investment selections for the Fund and is responsible for the placement of brokerage transactions in connection therewith. Under the Sub-Advisory Agreement, the Sub-Adviser is required, among other things, to report to the Adviser or the Board of Directors regularly at such times and in such detail as the Adviser or the Board of Directors may from time to time request in order to permit the Adviser and the Board of Directors to determine the adherence of the Fund to its investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires the Sub-Adviser to provide all office space, personnel and facilities necessary and incident to their performance of services under the Sub-Advisory Agreement.

ADMINISTRATIVE SERVICES AGREEMENT

         VAM LLC also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between VAM LLC and the Company. Pursuant to the Administrative Services Agreement, the Adviser provides all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii)
upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and the Adviser may from time to time agree upon.

         As compensation for these services, the Fund pays the Adviser a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.25 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million and (iii) 0.11% per annum of the first $20 million of the Fund's average daily net assets, 0.06% per annum of the next $80 million of the Fund's average daily net assets, and 0.035% per annum of average daily net assets in excess of $100 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses the Adviser for its out-of-pocket expenses in connection with the Adviser's provision of services under the Fund's Administrative Services Agreements.

         The Fund's Administrative Services Agreement is renewable from year to year if the Directors (including a majority of the disinterested Directors) approve the continuance of the Agreement. The Company or VAM LLC can terminate the Administrative Services Agreement on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors (including a majority of the Directors who are not interested persons of VAM LLC or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders, and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUNDS

         The Adviser reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. The Adviser intends to reimburse expenses to the extent set forth in the Prospectus and reserves the right to discontinue expense reimbursements.

         All costs and expenses (other than those expressly assumed by the Adviser or the Distributor) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Directors who are not employees of the Adviser or any of its affiliates, expenses of Directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not borne by the Distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

         For the fiscal period from September 7, 1995 (commencement of operations) through April 30, 1996, the Fund paid advisory fees of $14,256 and administrative service fees of $16,750. During the same time period, the Adviser and Distributor absorbed or waived fees in the amount of $25,000. The Adviser paid

$14,256 in sub-advisory fees to Segall Bryant under the Sub-Advisory Agreement for the fiscal period ended April 30, 1996.

PLAN OF DISTRIBUTION AND DISTRIBUTION AGREEMENT

         The Company has adopted a Plan of Distribution on behalf of the Fund relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if selection and nomination of the Company's disinterested Directors are committed to the discretion of such disinterested Directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the Directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Company has entered into a Distribution Agreement (on behalf of the Fund) with the Distributor, pursuant to which the Distributor acts as the principal Distributor of each Fund's shares. The Distribution Agreement and Plan provide that the Distributor agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Funds (such costs are referred to as "Shareholder Servicing Expenses") and that the Distributor shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or transfer agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Distributor and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Distributor is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a distribution fee. Amounts payable to the Distributor under the Distribution Agreement may exceed or be less than the Distributor's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Distributor under the Plan, the Distributor shall not be entitled to reimbursement by the Funds. In addition to being paid shareholder servicing and distribution fees, the Distributor also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus. The Fund does not currently offer Class B and C shares.


         The Distribution Agreement is renewable from year to year if the Company's Directors approve such Plan and Distribution Agreement. The Company or the Distributor can terminate the Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Distribution Agreement, the Distributor agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Distributor only from persons affiliated with the Fund but not the Distributor.

         For the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996, the Class A shares of the Fund paid Rule 12b-1 fees in the amount of $4,743. For the fiscal period from December 28, 1995 (commencement of operations) to April 30, 1996, the Class B shares of the Fund paid Rule 12b-1 fees in the amount of $36. There were no Class C outstanding during this time.

         For the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996, the Fund paid total underwriting commissions in the amount of $1,481, none of which was retained by the Distributor.

PORTFOLIO TRANSACTION AND ALLOCATION OF BROKERAGE

         Pursuant to conditions set forth in the rules of the Securities and Exchange Commission, each Fund may effect brokerage transactions in its portfolio securities with a broker or dealer affiliated directly or indirectly with the Adviser or Sub-Adviser, as the case may be. In determining the commissions to be paid to an affiliated broker-dealer acting as an agent on behalf of the Fund, it is the policy of the Fund that such commissions will, in the judgment of the Adviser or Sub-Adviser, subject to review by the Board of Directors, be both (i) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (ii) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Decisions with respect to placement of the Fund's portfolio transactions are made by the Adviser or Sub-Adviser, as the case may be. In selecting brokers to execute portfolio transactions, the Adviser and the Sub-Adviser each seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Sub-Adviser or the Adviser; provided, however, that the provision of research and brokerage services may not be considered in selecting dealers to execute futures contracts and related options. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser and the Sub-Adviser to supplement their own investment research activities by obtaining the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. Research may also include computer software and hardware which conveys or analyzes the foregoing. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser and Sub-Adviser receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser and Sub-Adviser may, from time to time, maintain an informal list of broker-dealers which may be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide research services. Because the list is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser and Sub-Adviser will authorize the Fund to pay to a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or their overall responsibilities with respect to the accounts as to which the Adviser or Sub-Adviser exercise investment discretion.

         It is expected the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, or securities convertible into foreign equity securities. ADRs and GDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in over-the-counter markets.

         The Adviser believes that most research services obtained by the Adviser or the Sub-Adviser will generally benefit one or more of the investment companies which they manage and will also benefit accounts which they manage. Normally research services obtained through commissions paid by the managed funds and accounts investing in debt securities would primarily benefit such funds and accounts; similarly, services obtained from transactions in common stocks would be of greater benefit to the managed funds and accounts investing in common stocks.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth above and such other policies as the Fund's directors may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Directors who are not interested persons of the Company.

         When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser or Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.

         The Fund paid total brokerage commissions for the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996 in the amount of $7,303.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

         It is the Fund's policy to distribute annually all net investment income. The Fund distributes annually all net realized capital gains, if any, after offsetting any capital loss carryovers. Distributions are payable in full and fractional shares of the Fund based upon the next determined net asset value on the payment date for each distribution. A shareholder may, however, elect by written application received by the Distributor or such shareholder's financial institution on or prior to the record date to receive net investment income distributions or both net investment income and net capital gains distributions in cash.

         Under the Internal Revenue Code of 1986, as amended (the "Code") the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. The 4% excise tax does not apply to amounts with respect to which the Fund has paid a corporate-level income tax.

         For individuals, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is generally subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $121,200 and for married couples filing joint returns with adjusted gross income in excess of $181,800, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $121,200). For corporations, both ordinary income and capital gains are currently subject to a maximum rate of 35%.

         Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of Fund distributions and redemption proceeds may be withheld upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of the Fund shareholder to supply the Fund or its agent with such shareholder's taxpayer identification number. Withholding may also occur if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

         If a taxpayer exchanges shares in the Fund for shares in another fund managed by the Adviser pursuant to the exchange privilege (see "Exchange Privilege" in the Prospectus), the exchange is a taxable event that may give rise to capital gain or loss. Furthermore, if a shareholder uses the exchange privilege within 90 days of investing shares in the Fund, the shareholder may not take the sales charge paid on purchase of the Fund shares into account in determining gain or loss on the exchange (to the extent that the sales charge on the latter purchase was reduced). Similarly, if a taxpayer redeems shares in the Fund within 90 days of purchasing them and then repurchases shares in the Fund pursuant to the reinstatement privilege (see "Reinstatement Privilege" in the Prospectus), the shareholder may not take the sales charge paid on the initial purchase of Fund shares into account in determining gain or loss on the sale of the first acquired shares. However, in both cases the amount of the disallowed sales charge may be taken into account in determining gain or loss on the eventual disposition of the later acquired shares.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. This restriction may limit the extent to which the Fund may purchase futures contracts and options. To the extent the Fund engages in short-term trading and enters into futures and options transactions, the likelihood of violating this 30% requirement is increased.

         The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

         Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Code Section 988 may apply for forward currency contracts. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

         Pursuant to the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. The Fund will report annually to its shareholders the amount of any withholding.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the net asset value of Fund shares is summarized in the Prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares. The portfolio securities in which the Fund invests fluctuate in value, and, therefore, the net asset value per share of the Fund also fluctuates.


         As of April 30, 1996, the net asset value per share of the Fund was calculated as follows. There were no Class C shares outstanding on such date. Such information relates to the predecessor Fund, Voyageur Growth and Income Fund.

         Class A

         Net Assets ($3,962,412)           =  Net Asset Value Per Share ($11.24)
         ----------------------------
         Shares Outstanding (352,525)

         Class B

         Net Assets ($11,144)              =  Net Asset Value Per Share ($11.21)
         ----------------------------
         Shares Outstanding (994)


OTHER INFORMATION


         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless proceeds are being wired to a preauthorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the preauthorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

                         CALCULATION OF PERFORMANCE DATA

         All performance information is that of the predecessor Fund, Voyageur Growth and Income Fund.

         Average Annual Total Return. Advertisements and other sales literature for the Fund may refer to "average annual total return." Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)(nth power) = ERV

         Where:       P        =      a hypothetical initial payment of $1,000;
                      T        =      average annual total return;
                      n        =      number of years; and

                      ERV      =      ending redeemable value at the end of the
                                      period of a hypothetical $1,000 payment
                                      made at the beginning of such period.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The average annual total returns for periods ending April 30, 1996 were:

                                                                            Absent Voluntary
                                                                             Fee Waivers and
                                             Actual                       Expense Reimbursement
                               ----------------------------------    -------------------------------
                                 1       5       10       Since       1      5      10       Since
                               Year    Years    Years   Inception    Year   Year   Year    Inception
                               ----    -----    -----   ---------    ----   ----   ----    ---------
Class A (Inception 9/7/95)      N/A      N/A      N/A      7.29%      N/A    N/A    N/A       6.62%
Class B (Inception 12/28/95)    N/A      N/A      N/A      1.36%      N/A    N/A    N/A       0.98%


         Cumulative Total Return. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = 100 (ERV-P)/P

         Where:       CTR    =  Cumulative total return
                      ERV    =  ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the
                                beginning of such period; and
                        P    =  initial payment of $1,000.

         The cumulative total returns from inception through April 30, 1996 were:

                                              Absent Voluntary Fee
                                              Waivers and Expense
                                  Actual         Reimbursements
                                  ------         --------------
Class A (Inception 9/7/95)        7.29%              6.62%
Class B (Inception 12/28/95)      1.36%              0.98%

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

                          MONTHLY CASH WITHDRAWAL PLAN


         Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a

Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.


         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership as of March 31, 1997, which equals of exceeds 5% of the predecessor Fund is available without charge by calling 800-553-2143.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as Counsel for the Company.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Company's independent auditors.

FINANCIAL STATEMENTS

         The audited financial statements of the Fund for the year ended April 30, 1996 and the unaudited financial statements for the period ended October 31, 1996, are incorporated herein by reference from the annual report and the semi-annual report of the Fund as filed with the Securities and Exchange Commission. Please call 800-277-3862 to obtain a copy of the most recent annual report and semi-annual report at no charge.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of the Company owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of it's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans.

                                   APPENDIX A

                COMMON STOCK, CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's Ratings Services. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest                B+    Average                C    Lowest
A    High                   B     Below Average          D    In Reorganization
A-   Above Average          B-    Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

COMMERCIAL PAPER RATINGS

         Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

         Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.

         Prime-2 Strong capacity for repayment of short-term promissory obligations.

         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

         Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

         INVESTMENT GRADE:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         SPECULATIVE GRADE:

         Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

         Standard& Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

         An issue rated "AAA" has the highest rating that may be assigned by Standard& Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
         An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Stock Index Futures Contracts

         To the extent described in the Prospectus and Statement of Additional Information, the Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

         For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

         Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

         Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

         The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

         The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on Stock Index Futures Contracts

         To the extent described in the Prospectus and Statement of Additional Information the Fund may purchase and sell put and call options on stock index futures contracts which are traded on a recognized exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. The Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund. In connection with the writing of options on stock index futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

         Purchase of Put Options on Futures Contracts. The Fund will purchase put options on futures contracts if the Fund's investment adviser or sub-adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Fund's investment adviser or sub-adviser expects the market to decline, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

         Purchase of Call Options on Futures Contracts. The Fund will purchase call options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. The Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

         Writing Call Options on Futures Contracts. The Fund will write call options on stock index futures contracts if the Fund's investment adviser anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium.

Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

         Writing Put Options on Futures Contracts. The Fund will write put options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

         Risks Relating to Options on Stock Index Futures Contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

         The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as described in the Prospectus and Statement of Additional Information. By writing a call option, the Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Finally, the Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the Fund's investment adviser or sub-adviser, which could prove to be inaccurate. Even if the expectations of the Fund's investment adviser or sub-adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.